UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2018

Civeo Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	1-36246 (Commission File Number)	98-1253716 (I.R.S. Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4980 Houston, Texas 77002 (Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2018 Annual General Meeting of Shareholders held on May 10, 2018, the shareholders of Civeo Corporation (“Civeo”): (1) elected three Class I nominees to Civeo’s Board of Directors (the “Board”); (2) ratified the appointment of Ernst & Young LLP as Civeo’s independent registered public accounting firm for the year ending December 31, 2018 and until the next annual general meeting of shareholders and authorized the directors of Civeo, acting through the Audit Committee, to determine the remuneration to be paid to Ernst & Young LLP for 2018; (3) voted, on an advisory basis, in favor of the compensation of the persons listed as named executive officers in Civeo’s proxy statement filed with the Securities and Exchange Commission on April 3, 2018, as supplemented on April 26, 2018 (the “Proxy Statement”); and (4) approved an amendment to the 2014 Equity Participation Plan (the “Plan”) to increase the number of shares available for issuance thereunder by 4,700,000 shares. The proposals related to each matter are described in detail in the Proxy Statement. The voting results for each proposal are as follows:

Proposal 1 - To elect the three Class I nominees to the Board:

	For	Withheld	Broker Non-Votes
C. Ronald Blankenship	97,823,969	2,036,100	22,647,656
Ronald J. Gilbertson	97,706,292	2,153,777	22,647,656
Charles Szalkowski	98,424,781	1,435,288	22,647,656

Proposal 2 - To ratify the appointment of Ernst & Young LLP as Civeo’s independent registered public accounting firm for the year ending December 31, 2018 and until the next annual general meeting of shareholders and to authorize the directors of Civeo, acting through the Audit Committee, to determine the remuneration to be paid to Ernst & Young LLP for 2018:

For	Withheld	Broker Non-Votes
122,402,873	104,852	0

Proposal 3 - To approve, on an advisory basis, the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
96,315,032	537,155	3,007,881	22,647,656

Proposal 4 - To approve an amendment to the Plan to increase the number of shares available for issuance thereunder by 4,700,000 shares:

For	Against	Abstain	Broker Non-Votes
98,313,611	1,509,442	37,017	22,647,656

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2018

CIVEO CORPORATION

	By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Executive Vice President, Chief Financial Officer and Treasurer